SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Tables)	12 Months Ended
Dec. 31, 2020
Accounting Policies [Abstract]
Schedule of Depreciation Inputs
Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets at the following annual rates:

	Length of useful life	Depreciation rate
	Years	%

Office furniture and equipment	10-14	7-10
Laboratory equipment	3-7	15-33
Computers and auxiliary equipment	3	33

Schedule of Cash, Cash Equivalents and Restricted Cash
As a result, the restricted cash balance that existed in prior periods is included as a component of cash and cash equivalents and restricted cash on the statement of cash flows in the relevant periods presented.

	2 0 2 0	2 0 1 9	2 0 1 8

Cash and Cash equivalents	7,703	7,685	8,572
Restricted cash included current assets	350	350	350
Total cash, cash equivalents, and restricted cash shown in the statement of cash flows	8,053	8,035	8,922